SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 25, 2001

                        ADVANCED OPTICS ELECTRONICS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


             0-24511                             88-0365136
     (Commission File Number)        (I.R.S. Employer Identification No.)


                           8301 Washington NE, Suite 5
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)


                                 (505) 797-7878
              (Registrant's Telephone Number, Including Area Code)

Item 4.  Change in Registrant's Certifying Accountant

On January 16, 2001, Advanced Optics Electronics Inc. (the "Company") dismissed Neff & Ricci LLP ("Neff & Ricci") as its independent accountants previously engaged to audit the Registrant's financial statements. Effective January 22, 2001, the Registrant retained Atkinson & Co., Ltd. ("Atkinson") as its independent accountants and auditors for the fiscal year ending December 31, 2000. The Registrant had a good relationship with Neff & Ricci, but determined that it needed the services of a firm with expertise more specific to the anticipated growth of the Company. The Company's board of directors approved the change of independent accountants to Atkinson.

     The audit reports of Neff & Ricci on the Registrant's financial statements for the fiscal year ending December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits for the two most recent fiscal years and through January 16, 2001, there have been no disagreements with Neff & Ricci LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Neff & Ricci LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through January 16, 2001, there have been no reportable events as defined in Regulation S-B Item 304(a)(1)(iv).

     The Registrant has requested that Neff & Ricci LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 25, 2001, is filed as Exhibit 16.1 of this Form 8-K. Also attached, as Exhibit 16.2 is the Company's response letter.

Item 7.  Exhibits

     16.1 Letter from Neff & Ricci dated September 25, 2001.

     16.2 Response letter from Advanced Optics Electronics, Inc. dated September 25, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      ADVANCED OPTICS ELECTRONICS INC.


Date: September 25, 2001
                                      By: /s/ John J. Cousins
                                          ----------------------------
                                          John J. Cousins
                                          Vice President, Finance

Exhibit 16.1

NEFF & RICCI LLP

     September 25, 2001

     Securities  and Exchange  Commission
     450 5th Street,  NW
     Washington,  D.C. 20549

     Gentlemen:

     In reference to Form 8-K filed by Advanced Optics Electronics, Inc. (0-2451
     1), we agree with the statements made by the Registrant except for the following:

          Our dismissal occurred on January 16, 2001. On that date, we were discussing with management the company's contractual terms with the purchaser of it's first billboards and the timing of our proposed written and oral audit confirmations of the terms of such contract with the purchaser. During that discussion, we were asked if we were uncomfortable with them as a client. We responded by saying it depended upon the answers we received from our questions. We were told, with such a response, that the company was uncomfortable with us as auditors and we should cease and desist all audit work.

     The aforementioned is our perception of the matter and there may be other explanations for our dismissal. Accordingly, this has been disclosed in accordance with Regulation S-B Item 304(a)(1)(v)(C).

     Respectfully submitted,

     Neff& Ricci LLP
     /s/  Anthony W. Royle
     ----------------------------
     Anthony W. Royle, CPA
     Partner


CONSULTANTS & CERTIFIED PUBLIC ACCOUNTANTS
7001 Prospect Place NE Albuquerque, NM 87110

Exhibit 16.2



Advanced Optics Electronics, Inc.
                                                     8301 Washington N.E. Suite5
                                                           Albuquerque, NM 87113
Phone 505-797-7878
Fax 505-858-1871


September 25, 2001


Securities and Exchange Commission
450 5th Street, NW
Washington, D.C. 20549


Gentlemen:

This is in response to the letter from our prior accountants, Neff & Ricci relating to the 8K filed in regards to Advanced Optics Electronics, Inc. change of accountants. The Company had a good relationship with Neff & Ricci and determined that it needed the services of a firm with expertise more specific to the anticipated growth and industry concerns of the Company. The Company's board of directors approved the change of independent accountants to Atkinson prior to the preparation of the 2000 audit.


Sincerely,
/s/ Leslie S. Robins
----------------------------
Leslie S. Robins
Chairman of the Board of Directors
Advanced Optics Electronics, Inc.